Exhibit 99.3

Pictured: Morton Hospital Investor Update AUGUST 2022

AT THE VERY HEART OF HEALTH CARE.®

FORWARD-LOOKING STATEMENTS This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, future expansion and development activities, and expected financial performance. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the economic, political and social impact of, and uncertainty relating to, health crises like COVID-19, including governmental assistance to hospitals and healthcare providers, including certain of our tenants; (ii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us, especially as a result of the adverse economic impact of the COVID-19 pandemic, and government regulation of hospitals and healthcare providers in connection with same (as further detailed in our Current Report on Form 8-K filed with the SEC on April 8, 2020); (iii) our expectations regarding annual run-rate net income and NFFO per share; (iv) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (v) the nature and extent of our current and future competition; (vi) macroeconomic conditions, such as a disruption of or lack of access to the capital markets or movements in currency exchange rates; (vii) our ability to obtain debt financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and pay down, refinance, restructure or extend our indebtedness as it becomes due; (viii) increases in our borrowing costs as a result of changes in interest rates and other factors; (ix) international, national and local economic, real estate and other market conditions, which may negatively impact, among other things, the financial condition of our tenants, lenders and institutions that hold our cash balances, and may expose us to increased risks of default by these parties; (x) factors affecting the real estate industry generally or the healthcare real estate industry in particular; (xi) our ability to maintain our status as a REIT for federal and state income tax purposes; (xii) federal and state healthcare and other regulatory requirements, as well as those in the foreign jurisdictions where we own properties; (xiii) the value of our real estate assets, which may limit our ability to dispose of assets at attractive prices or obtain or maintain equity or debt financing secured by our properties or on an unsecured basis; (xiv) the ability of our tenants and operators to comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (xv) potential environmental contingencies and other liabilities, and (xvi) the risk that property sales, loan repayments, and other capital recycling transactions do not occur. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 and as updated in our quarterly reports on Form 10-Q. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned to not place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made.

MPT INVESTS IN REAL ESTATE NOT THE CONSOLIDATED FINANCIAL PERFORMANCE OF ITS TENANTS MPT’S UNDERWRITING PROCESS IDENTIFIES CERTAIN CHARACTERISTICS IN EACH PHYSICAL FACILITY THAT MAKE IT ATTRACTIVE TO ANY EXPERIENCED AND COMPETENT OPERATOR –INCLUDING THE CURRENT TENANT • History of maintenance and improvements in critical care-delivery spaces such as operating Physical Quality theatres, emergency departments, imaging facilities, patient rooms, etc. • High quality and modern technology for imaging, lab and surgical equipment • Cost to fully replace facility significantly in excess of acquisition cost Demographics • Measurable patient demand growth • Sustainable reimbursement sources and Market • Desirable work/live environment • Replacement cost advantage • Growth constraints on existing competitors Competition • Licensing and other regulations • Scarcity of developable real estate • High start-up costs for new entrants • Facility-level operations generate strong EBITDARM coverage of contractual lease payments Financial • Patient and case mix result in high-quality and diverse reimbursement sources • Diverse and unconcentrated physician and other (i.e. ED) referral sources If a facility meets the criteria above, its very existence is the natural result of true community need, and the proper conditions are in place for profitability. Nonetheless, if an operator becomes distressed and cannot meet its obligations, MPT’s absolute net, master leased structures facilitate a rapid transition to a competent replacement operator. 4

ESSENTIAL HOSPITAL REAL ESTATE STAYS LEASED
TO COMPETENT OPERATORS, AS PROVEN BY MPT'S HISTORY

SPECIALIZED EXPERTISE DEMONSTRATED FOR NEARLY TWO DECADES

MPT has replaced only 11 operators of 20 facilities, in addition to the Adeptus portfolio, over the course of cumulatively investing more than $24 billion in nearly 530 hospitals.

Operator	Facilities	Real Estate Gross Investment	Recovered/ Retained Valuation	(Loss) Recovery
Adeptus[1]	59	$415 MM	$482 MM	$67 MM
All others since inception[2]	20	$605 MM	$585 MM	($20 MM)
Total	**79**	**$1.02 BN**	**$1.07 BN**	**$47 MM**

MPT CASH FLOWS PROTECTED BY THE NATURE OF HOSPITALS, AS WELL AS LEASE STRUCTURE

The right to access the hospital building is an operator's most important asset

- Hospital license is attached to facility itself (no building, no business)

Landlords cannot be "crammed down" in bankruptcy

- Lessees may only accept or reject a lease, and landlords cannot be compelled to negotiate
- Lessees must stay current on all lease requirements

Bumps in the road

- Truly temporary or correctible challenges, not uncommon over a multi-decade lease, rarely justify lease termination

WELL-UNDERWRITTEN HOSPITALS RAPIDLY ATTRACT COMPETENT OPERATORS

HOUSTON TOWN & COUNTRY
GENERAL ACUTE CARE HOSPITAL (Houston, TX)

RE Investment $57 MM
Recovered $72 MM

- Original operator failed due to the absence of key managed care contracts
- Lease terminated in October 2006
- No interruption of services
- No missed rent payments
- Sold promptly to Memorial Hermann

SHASTA REGIONAL MEDICAL CENTER
GENERAL ACUTE CARE HOSPITAL (Redding, CA)

RE Investment $57 MM

- Original operator Hospital Partners of America files for bankruptcy
- In October 2008, the replacement operator paid MPT $12 MM in cash for the right to immediately assume the lease at an increased lease base
- No missed rent or service interruption, and the facility remains leased

COVINGTON LTACH
LONG-TERM ACUTE CARE (Covington, LA)

RE Investment $12 MM
Sold for $15 MM

- Original operator files for bankruptcy due to parent-level liquidity issues in 2011
- Promptly re-leased to the replacement operator with no missed rent and a 20% profits interest in the operator for no additional MPT investment
- Property sold at a gain in 2016

1. See page 7 of April 2022 Investor Update
2. Aggregate of all lease/mortgaged facilities transitioned from the original lessee since MPT's 2005 IPO; represents real estate investments and does not include any costs incurred by MPT for operations or costs of transition. Primarily comprised of lease transitions and sales to third parties.

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FOR MPT PURPOSES, AN OPERATOR IS AS HEALTHY AS ITS HOSPITALS

MPT IS COMMITTED TO TRANSPARENT COVERAGE REPORTING THAT ALIGNS WITH ITS OWN FACILITY-CENTRIC UNDERWRITING APPROACH

Tenants operate and invest in business segments not directly relevant to the profitable operations of MPT facilities

MPT rarely owns 100% of an operator's real estate and, in many cases, does not own a majority

1 Hospitals account for a majority of operator total revenue (often > 90%) and are central to enterprise value, largely due to high barriers to entry related to the business such as:

- CERTIFICATE OF NEED LAWS AND LICENSURE REQUIREMENTS
- SIGNIFICANT REAL ESTATE REQUIREMENT AND CAPITAL INTENSITY
- HIGH START-UP AND OPERATING COSTS
- TIME INVESTMENT TO OBTAIN PATIENT VOLUME AND REFERRALS FROM A LIMITED NUMBER OF PHYSICIANS

2 Hospitals can and do exist without Corporate Offices
yet, "Corporate" would not exist without the hospitals they support.

3 Hospitals own/operate entities focused throughout the full spectrum of care, coordinate referral patterns and control valuable health information/data


Managed Care Networks
MD Offices
Outpatient clinics
Medical Groups
STRATEGICALLY LOCATED CLOSE TO HOSPITALS
FSEDs
Labs
ASCs
Rehab Centers
Imaging Centers

- Ancillary healthcare functions remain reliant on hospitals
  - Physicians need venue to perform surgeries, refer patients for diagnostics and to transfer high-acuity patients
  - Ambulatory surgery centers limited in scope and generally require transfer agreements with hospitals
  - Most long-term care facilities (LTACH, SNF, etc.) have similar agreements with hospitals

4 Hospitals and health systems are often one of a community's largest employers
– in urban, suburban and rural areas

6

CONSERVATIVE EBITDAR COVERAGE REPORTING

REINTRODUCED TO FURTHER ENHANCE TRANSPARENCY

FACILITY-LEVEL EBITDARM = NET FACILITY REVENUE, LESS DIRECT OPERATING EXPENSES SUCH AS:

- **PEOPLE** (Wages, Benefits, Contract Labor, Purchased Services and Professional Fees)
- **SUPPLIES**
- **DRUGS**
- **MAINTENANCE AND REPAIRS** (expensed here and typically 3-4% of net revenue)
- **PROPERTY TAX**
- **UTILITIES**
- **INSURANCE**

FACILITY-LEVEL EBITDAR ALSO SUBTRACTS ALLOCATED "MANAGEMENT FEE" OF ~5% OF NET REVENUE:

- While many facility-level management functions are already expensed in the calculation of EBITDARM, EBITDAR also compensates for a **conservative** estimate of tenant corporate entity-level expenses that would remain relevant to the operations of MPT facilities in the rare event of a tenant transition

- **REVENUE CYCLE MANAGEMENT**
- **LEGAL**
- **ACCOUNTING**
- **INFORMATION TECHNOLOGY**
- **HUMAN RESOURCES**

- EBITDAR-based coverages were reported through Q2 2018, after which time MPT determined in conversations with stakeholders that the market was not awarding "credit" for conservative reporting methodology
- MPT has reintroduced facility-level EBITDAR coverage disclosure with Q2 2022 earnings

MPT 7

INVESTMENT IN OPERATORS INSTRUMENTAL IN ASSEMBLING REAL ESTATE

BUT REMAINS A SECONDARY FOCUS

MPT HAS LONG INVESTED A RELATIVELY SMALL PERCENTAGE OF ITS OVERALL PORTFOLIO IN ITS OPERATORS

- Importantly, **more than half** of MPT's investments in unconsolidated entities in the second quarter of 2022 was comprised of **real estate** joint ventures – much of which was formerly consolidated
- At 6/30/2022, MPT's investments in unconsolidated operating entities represented **roughly 7% of total pro forma gross assets,** modestly above MPT's 6% average since IPO (see chart)
- While underwritten to be individually profitable, the broader purpose of non-real estate investments is to source **current and future real estate opportunities**
- With very few exceptions, cash consideration from MPT for all investments is **paid immediately to the seller** of the assets and is never made available to the operator
- Investments in operators can take the following forms:



10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
7%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q2 2022
MPT Non-Real Estate Investments (percentage of Total Pro Forma Gross Assets)
Average

Short- and Long-term Loans	Passive Equity Ownership Interest	RIDEA interest in Operator
As well as other loan derivative instruments		Often the result of the seller of a platform requiring same buyer to purchase "WholeCo"

Total Pro Forma Gross Assets for period 2016 - Q1 2022 is further explained on slide 14

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COMPETENCE AND CONFIDENCE TO INVEST IN OPCOS:
A HIGHLY PROFITABLE COMPETITIVE ADVANTAGE

MPT'S SCALE AND EXPERTISE ARE OF GREAT BENEFIT WHEN A SELLER MANDATES A "WHOLECO" EXIT
(Ernest, Capella, Springstone)

- OpCo investments **become independently marketable for profitable exit,** often quickly

Cash consideration was paid from MPT to seller and not retained by operator in materially all cases listed

OpCo
Holding period:
Repaid within 5 years

VIBRA HEALTHCARE

2004
Seven IRF/LTACH properties acquired for **$212 MM** prior to MPT's IPO.
$43 MM secured loan investment.

\+

ERNEST HEALTH, INC.

2012
$400 MM "WholeCo" purchase of Ernest, includes **16 hospitals for ~$300 MM.**
$96 MM convertible loan investment.

OpCo Exit
Holding period:
6 years
13% unlevered IRR on 2018 sale of OpCo



MPT now owns ~$900 MM in combined Ernest and Vibra real estate



MEDIAN

2014
MPT acquires **32** German post-acute facilities for **$880 MM,** concurrent with Waterland's purchase of their operations.
€11 MM passive investment in operator for the purpose of sourcing future real estate opportunities.

OpCo Exit
Holding period:
7 years
13% unlevered IRR on 2021 sale of OpCo

50% interest in 71 properties sold in 2018 for €500 MM gain. $1.1 BN current MPT pro rata ownership of 78 MEDIAN facilities.



CAPELLA HEALTHCARE

2015
$600 MM investment in seven **Capella hospitals.**
$300 MM debt and equity investment in operator to facilitate seller's desired sale of entire platform to single buyer.

OpCo Exit
Holding period:
< 1 year
8% unlevered IRR on sale of OpCo to Apollo

Several hospitals from original Capella transaction included in today's $1.1 BN Apollo-sponsored LifePoint and ScionHealth portfolios or since sold at a profit.



Note: IRRs represent unlevered internal rate of return

9

CURRENT OPCO ROSTER SIMILAR TO PRIOR TRANSACTIONS IN ORIGIN, STRUCTURE AND POTENTIAL

Materially all cash investment consideration paid to sellers of real estate and/or operations, not to the current operator

Steward



Est. 2016

Real Estate ~$4.6BN
of facilities under master lease and future real estate opportunities

OpCo $363 MM
loan investment in operator with embedded upside participation features

$139 MM
passive equity investment in operator

SPRINGSTONE®

Est. 2021 Note: "WholeCo" sale desired by seller of platform



Real Estate ~$800 MM
in 19 facilities under master lease, as well as future opportunities

OpCo $197 MM
marketable RIDEA investment in operator

Loan component earning 8% interest
49% ownership of operator equity

PRIORY



Est. 2021

Real Estate ~$870 MM
of UK behavioral facilities under master lease and future real estate opportunities

OpCo $156 MM
Passive 9.9% equity interest in operations and variable rate syndicated loan investment

Aspris Children's Services



Est. 2021

Real Estate ~$245 MM
of UK childhood special education facilities and future real estate opportunities

OpCo $16 MM
passive equity ownership

PROSPECT MEDICAL HOLDINGS, INC.



Est. 2019

Real Estate ~$1.6 BN
of U.S. facilities and future real estate opportunities

OpCo $113 MM
loan earning 8% interest

International JV



Est. 2020

Real Estate ~$130 MM
Colombian real estate under master lease and future international real estate opportunities

OpCo $231 MM
RIDEA investment in operator

Loan earning 7.5% interest
49% ownership of operator equity

SWISS MEDICAL NETWORK / AEVIS VICTORIA

Investing for a better life



Est. 2019

Real Estate ~$1.0 BN
Swiss real estate held in 70% Infracore JV and future real estate opportunities

OpCo $152 MM
passive investment in Swiss Medical Network
+
$73 MM passive equity ownership of Swiss Medical majority owner Aevis Victoria

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STEWARD RELATIONSHIP IS CREATING ENDURING PROPERTY-BASED VALUE FOR MPT - WITH OPCO "OPTION VALUE"

- Approximately **$1.6 billion** in cash rent and interest collected on real estate leased to Steward since Q4 2016
- Approximate **$600 million real estate gain on sale** of eight Massachusetts hospitals in Q1 2022
- Utah real estate **valued at $1.6 to $1.9 billion** based on estimated 5.5% to 6.5% cap rate range ($1.2 billion MPT cost basis)

- Secondarily, equity and structured debt investments **position MPT to benefit from growth in the value of Steward,** with limited downside
  - Steward's Utah operations are highly profitable and generating **~$105 million EBITDA** run-rate
  - Sale of non-core seniors managed care business to CareMax puts Steward in position to capture substantial value in the form of CareMax stock (41% ownership) in full earnout scenario

MPT TOTAL PRO FORMA GROSS ASSETS: STEWARD ($ MILLIONS)



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022
$1,250
$1,551
$3,411
$3,879
$4,205
$4,490
$5,381
$5,156
$5,447
• Initial MPT investment in nine Steward hospitals in Massachusetts for $1.2 BN
• 5% MPT passive interest in Steward initiated for $50 MM
• All cash proceeds paid by Steward to former sponsor Cerberus
• Acquisition of eight hospitals in FL, OH and PA from Community Health Systems for ~$300 MM
• All cash consideration paid directly to seller
• Acquisition of 10 IASIS Health Care hospitals in AR, AZ, TX, UT for $1.4 billion
• MPT adds $100 MM to establish 9.9% equity interest in Steward
• All cash consideration paid directly to seller
• MPT acquires Scenic Valley Medical Center in West Texas for $26 MM
• Cash proceeds to Steward to fund their acquisition of the operations and substantial investment in facility
• MPT converts two mortgages in Utah into $950 MM in much preferred sale-leaseback investments by providing Steward $200 MM of incremental funds
• MPT invests $335 MM in Steward to fund the exit of former sponsor Cerberus (cash paid directly to Cerberus)
• MPT receives $11 MM distribution on its 9.9% equity interest
• MPT acquires 5 properties in South Florida from Tenet Health for $900 MM
• Steward acquires the operating entity without MPT funding
• Cash from MPT paid directly to seller
• MPT announces Macquarie partnership transaction on eight Mass. hospitals with approx. $600 MM gain on sale of real estate
• $1.3 BN in cash received by MPT
• Acquisition of two Steward facilities in AZ and FL for $80 MM
• Cash paid to seller

Source: Company filings

11

STEWARD OPERATIONS HAVE IMPROVED SUBSTANTIALLY,
AHEAD OF FOURTH QUARTER CASH FLOW RESET

WINNING CORPORATE STRATEGY

Steward is focused on applying its physician-led and technologically advanced care delivery model to improve outcomes, lower costs and create lasting partnerships with communities. The level of success Steward continues to demonstrate in Massachusetts and Utah is being replicated in new strategic markets.



OPERATIONS RAMPED-UP TO STRONG RUN-RATE DURING Q2 2022[1]

Results improving substantially versus Q1 2022, as restrictions on elective surgeries in Massachusetts have expired and as staffing and other cost pressures have eased.

- **Volume metrics up** across all key categories
- **Higher-quality volume** improving profitability
- **EBITDAR increased** in majority of regions
- **Contract labor expense decreased 21%**, with labor costs now < 50% of revenue
- **May and June significantly outperformed** original expectations
- **Q2 2022 +11% versus pre-COVID Q2 2019** (excluding South Florida)

LIQUIDITY UPDATE[1]

Recent improvements to hospital operations noted above are expected to continue through the remainder of the year and to coincide with positive developments related to Steward's liquidity position:

- **$350 million annual labor and non-labor cost savings initiative** is fully-implemented as of August
- **$70 million** in Medicaid reimbursement previously delayed due to dispute between Texas and CMS is now being collected
- **$70 million** collection in Q3 2022 of accounts receivable related to Tenet transition in Florida
- **$125 million** in cash expected from CareMax transaction, expected to close in Q4 2022
- **$45-50 million current *monthly* pace of Medicare advance and Tenet management contract repayments ends in September**

Steward expects a substantial and sustainable positive free cash flow run-rate beginning in Q4 2022

[1] The information was provided by Steward Health Care. We have not independently verified this information.

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HOSPITAL REAL ESTATE THAT STAYS LEASED
SUPPORTS DECADES OF COMPOUNDING, INFLATION-PROTECTED CASH FLOW

ESCALATORS CREATE IMMEDIATE VALUE WITHOUT A CORRESPONDING CAPITAL COST

Pro forma 2022 cash rent[1]	~$1,295 MM
Estimated escalation for 2023[2]	**~$57 MM**
Total estimated 2023 cash rent	~$1,352 MM
Estimated escalation rate	4.4%
Valuation of escalation in rental revenue if the blended capitalization rate is assumed to be 6.5%	**~$875 MM**

The **cash lease rate is permanently increased** in any year in which the inflationary escalator exceeds the minimum contractual escalator

[1] Adjusted for March 16, 2022 sale of 50% of Steward assets to Macquarie partnership as if completed on January 1, 2022
[2] Based on July 2022 U.S., UK and EuroZone inflation

13

TOTAL PRO FORMA GROSS ASSETS RECONCILIATION

Total Pro Forma Gross Assets
(Unaudited)

(Amounts in millions)	December 31, 2016	December 31, 2017	December 31, 2018	December 31, 2019	December 31, 2020	December 31, 2021	June 30, 2022
Total Assets	$ 6,419	$ 9,020	$ 8,844	$ 14,467	$ 16,829	$ 20,520	$ 19,743
Add:							
Real estate commitments on new investments	288	18	865	1,989	1,901	-	-
Accumulated depreciation and amortization	325	456	465	570	834	993	1,109
Incremental gross assets of our joint ventures and other[1]	-	-	376	564	1,287	1,713	1,689
Less:							
Cash used for funding the transactions above and debt repayment[2]	(83)	(18)	(722)	(1,061)	(421)	(897)	(257)
Total Pro Forma Gross Assets	**$ 6,949**	**$ 9,476**	**$ 9,828**	**$ 16,529**	**$ 20,430**	**$ 22,329**	**$ 22,284**

[1] Adjustment to reflect our share of our joint ventures' gross assets and certain lease intangible assets.

[2] Includes cash available on hand plus cash generated from activities subsequent to period-end including loan repayments or dispositions, if any

Gross assets derived from our consolidated balance sheet for period 2012 - 2015 and represents total assets before accumulated depreciation and amortization. We initiated reporting of total pro forma gross assets in 2017 (with disclosure provided for 2016). Total pro forma gross assets is total assets before accumulated depreciation/amortization (adjusted for our unconsolidated joint ventures) and assumes material real estate commitments on new investments are fully funded, and assumes cash on hand at period-end and cash generated from or to be generated from financing activities subsequent to period-end are either used in these transactions or used to reduce debt. We believe total pro forma gross assets is useful to investors as it provides a more current view of our portfolio and allows for a better understanding of our concentration levels as our commitments close.

14